Exhibit 21

Subsidiaries of the Registrant

Subsidiary	State of Incorporation
5901 Westown Parkway MOB, LLC	DE
593HR, Inc.	TN
Allenmore C, LLC	DE
Ankeny North MOB, LLC	DE
Atrevis, Inc.	TN
Bellaire Medical Plaza SPE, LLC	DE
Clive Wellness Campus Building Five, LLC	DE
Clive Wellness Campus Building One, LLC	DE
Clive Wellness Campus Building Two, LLC	DE
Dallas County MOB, LLC	DE
Des Moines South Medical Building, LLC	DE
Durham Medical Office Building, Inc.	TX
Healthcare Acquisition of Texas, Inc.	AL
Healthcare Realty Services Incorporated	TN
HR 9191 Pinecroft Manager, LLC	DE
HR 9191 Pinecroft SPE, LLC	DE
HR Acquisition I Corporation	MD
HR Acquisition of Alabama, Inc.	AL
HR Acquisition of Pennsylvania, Inc.	PA
HR Acquisition of San Antonio, Ltd.	AL
HR Assets, LLC	DE
HR Briargate, LLC	DE
HR Carolinas Holdings, LLC	DE
HR Dakota, LLC	DE
HR First Hill Holdings, LLC	DE
HR First Hill Medical Buildings SPE, LLC	DE
HR Interests, Inc.	TX
HR Dakota, LLC	DE
HR Ladco Holdings, LLC	DE
HR Lowry Medical Center SPE, LLC	DE
HR MAC II, LLC	DE
HR McNaughten SPE, LLC	DE
HR MRMC MOB II SPE, LLC	DE
HR MRMC MOB III SPE, LLC	DE
HR North Carolina, LLC	DE
HR of California, Inc.	AL
HR of Carolinas, LLC	DE
HR of Indiana, LLC	DE
HR of Iowa, LLC	DE

HR of Kingsport, Inc.	AL
HR of Los Angeles, Inc.	AL
HR of Los Angeles, Ltd.	AL
HR of San Antonio, Inc.	TX
HR of Sarasota, Ltd.	AL
HR Oregon MOB Venture, LLC	DE
HR Richmond Community SPE, LLC	DE
HR Richmond Manager, LLC	DE
HR Springfield MO, LLC	DE
HR St. Francis MOB I SPE, LLXC	DE
HR St. Mary’s MOB NW SPE, LLC	DE
HR St. Mary’s MOB South SPE, LLC	DE
HR St. Mary’s MOB West SPE, LLC	DE
HR Summit Crossing SPE, LLC	DE
HR West Des Moines SPE, LLC	DE
HR Washington MOB Venture, LLC	DE
HR-Pima, LLC	DE
HRP MAC III, LLC	DE
HRT Holdings, Inc.	DE
HRT of Alabama, Inc.	AL
HRT of Delaware, Inc.	DE
HRT of Illinois, Inc.	DE
HRT of Louisiana, Inc.	LA
HRT of Mississippi, Inc.	DE
HRT of Roanoke, Inc.	VA
HRT of Tennessee, Inc.	TN
HRT of Virginia, Inc.	VA
HRT Properties of Texas, Ltd.	TX
Lakewood MOB, LLC	DE
Pasadena Medical Plaza SSJ Ltd.	FL
Pennsylvania HRT, Inc.	PA
Roseburg Surgery Center, LLC	DE
Southwest General Medical Building (TX) SPE, LLC	DE
Stevens Pavilion Parent, LLC	DE
Stevens Pavilion, LLC	DE
Yakima Valley Parent, LLC	DE
Yakima Valley Subsidiary, LLC	DE